UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 19, 2012

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 7.01.                  Regulation FD Disclosure

Brunswick Corporation (the "Company") changed its segment reporting structure and reporting of pension costs during the quarter ended March 31, 2012. This Form 8-K provides restated historical segment results for the three months and year-to-date periods ended during each quarterly period for 2010 and 2011, all reflecting the change in the reporting structure of the Company. These changes do not revise or restate information previously reported in the Consolidated Statements of Operations, Consolidated Balance Sheets, Consolidated Statements of Shareholders' Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Fiscal Year 2012 Changes to Global Marine Organization Structure
Effective during the quarter ended March 31, 2012, the Company realigned its global marine operations, which resulted in changes to the components of the Marine Engine and Boat reportable segments. Several Brunswick boat brands based in Europe and Asia, which include Quicksilver, Rayglass, Uttern and Valiant boats, each of which were previously included in the Marine Engine segment, are now managed and included as part of the Boat segment.

This alignment allows for a comprehensive strategic approach to boat market opportunities around the globe, and enables us to better share and concentrate our worldwide resources to develop new boats, products and features, and augment our dealer network. This realignment also allows Mercury to focus its full time and attention on implementing its significant growth plans in marine engine and related markets.

Fiscal Year 2012 Changes to Reporting of Pension Costs
Effective during the quarter ended March 31, 2012, the Company started evaluating segment results exclusive of certain costs associated with its defined benefit pension plans. As a result of freezing benefit accruals in its defined benefit pension plans, the Company has elected to allocate only service related costs to the operating segment results and report all other components of pension expense on a separate line included in the segment tables presented below. As a result, Interest cost, Expected return on plan assets, Amortization of net actuarial losses and Curtailment losses previously reported in the Marine Engine and Bowling & Billiards segments, as well as Corporate/Other, are now being reported in Pension - non-service costs. Pension costs associated with Service cost and Amortization of prior service cost, while not significant, remain in the reporting segments as presented in the tables below.

The above changes will be reflected in the management discussion and analysis and the notes to consolidated financial statements for segment reporting beginning in fiscal year 2012, starting with the Form 10-Q for the three months ended March 31, 2012. In advance of the Form 10-Q filing, this document provides restated Net sales, Operating earnings (loss) and Restructuring segment information for the three months and year-to-date periods ended during each quarterly period for 2010 and 2011.

Brunswick Corporation
Segment Restatement
2010 - 2011
(in millions)
(unaudited)

	First Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2011	2010	2011	2010	2011	2010

Marine Engine	$501.1	$429.0	$57.7	$34.0	$4.3	$2.3
Boat	303.5	261.5	(4.8)	(28.0)	1.0	4.2
Marine eliminations	(62.4)	(57.0)	—	—	—	—
Total Marine	742.2	633.5	52.9	6.0	5.3	6.5

Fitness	156.4	119.0	23.4	9.5	—	—
Bowling & Billiards	87.3	91.9	14.2	16.1	—	0.2
Pension - non-service costs	—	—	(7.6)	(9.4)	—	—
Corporate/Other	—	—	(15.9)	(12.1)	—	0.7
Total	$985.9	$844.4	$67.0	$10.1	$5.3	$7.4

Brunswick Corporation
Segment Restatement
2010 - 2011
(in millions)
(unaudited)

	Second Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2011	2010	2011	2010	2011	2010

Marine Engine	$1,090.1	$982.7	$157.6	$129.1	$4.0	$4.4
Boat	659.5	584.5	5.3	(51.2)	0.9	25.9
Marine eliminations	(130.2)	(119.5)	—	—	—	—
Total Marine	1,619.4	1,447.7	162.9	77.9	4.9	30.3

Fitness	298.0	242.2	42.5	18.2	0.1	0.1
Bowling & Billiards	164.8	169.2	16.7	14.7	—	0.4
Pension - non-service costs	—	—	(15.2)	(18.8)	—	—
Corporate/Other	—	—	(32.0)	(26.2)	—	0.8
Total	$2,082.2	$1,859.1	$174.9	$65.8	$5.0	$31.6

	Second Quarter - Quarter to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2011	2010	2011	2010	2011	2010

Marine Engine	$589.0	$553.7	$99.9	$95.1	$(0.3)	$2.1
Boat	356.0	323.0	10.1	(23.2)	(0.1)	21.7
Marine eliminations	(67.8)	(62.5)	—	—	—	—
Total Marine	877.2	814.2	110.0	71.9	(0.4)	23.8

Fitness	141.6	123.2	19.1	8.7	0.1	0.1
Bowling & Billiards	77.5	77.3	2.5	(1.4)	—	0.2
Pension - non-service costs	—	—	(7.6)	(9.4)	—	—
Corporate/Other	—	—	(16.1)	(14.1)	—	0.1
Total	$1,096.3	$1,014.7	$107.9	$55.7	$(0.3)	$24.2

Brunswick Corporation
Segment Restatement
2010 - 2011
(in millions)
(unaudited)

	Third Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2011	2010	2011	2010	2011	2010

Marine Engine	$1,545.7	$1,401.8	$210.5	$188.2	$8.2	$6.1
Boat	880.6	804.5	(15.9)	(81.4)	9.6	36.1
Marine eliminations	(166.9)	(155.5)	—	—	—	—
Total Marine	2,259.4	2,050.8	194.6	106.8	17.8	42.2

Fitness	455.2	379.9	65.1	35.2	0.1	0.1
Bowling & Billiards	244.3	243.8	19.5	15.9	0.3	0.6
Pension - non-service costs	—	—	(22.8)	(28.2)	—	—
Corporate/Other	—	—	(45.9)	(38.7)	—	0.9
Total	$2,958.9	$2,674.5	$210.5	$91.0	$18.2	$43.8

	Third Quarter - Quarter to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2011	2010	2011	2010	2011	2010

Marine Engine	$455.6	$419.1	$52.9	$59.1	$4.2	$1.7
Boat	221.1	220.0	(21.2)	(30.2)	8.7	10.2
Marine eliminations	(36.7)	(36.0)	—	—	—	—
Total Marine	640.0	603.1	31.7	28.9	12.9	11.9

Fitness	157.2	137.7	22.6	17.0	—	—
Bowling & Billiards	79.5	74.6	2.8	1.2	0.3	0.2
Pension - non-service costs	—	—	(7.6)	(9.4)	—	—
Corporate/Other	—	—	(13.9)	(12.5)	—	0.1
Total	$876.7	$815.4	$35.6	$25.2	$13.2	$12.2

Brunswick Corporation
Segment Restatement
2010 - 2011
(in millions)
(unaudited)

	Fourth Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2011	2010	2011	2010	2011	2010

Marine Engine	$1,905.3	$1,741.6	$217.5	$182.8	$11.0	$12.5
Boat	1,085.6	981.9	(48.6)	(156.4)	9.7	47.1
Marine eliminations	(203.3)	(185.3)	—	—	—	—
Total Marine	2,787.6	2,538.2	168.9	26.4	20.7	59.6

Fitness	635.2	541.9	93.4	59.6	0.1	0.2
Bowling & Billiards	325.2	323.3	23.6	17.3	1.9	1.8
Eliminations	—	(0.1)	—	—	—	—
Pension - non-service costs	—	—	(30.4)	(37.6)	—	—
Corporate/Other	—	—	(63.1)	(49.4)	—	0.7
Total	$3,748.0	$3,403.3	$192.4	$16.3	$22.7	$62.3

	Fourth Quarter - Quarter to Date
	Net Sales		Operating Earnings (Loss)		Restructuring
	2011	2010	2011	2010	2011	2010

Marine Engine	$359.6	$339.8	$7.0	$(5.4)	$2.8	$6.4
Boat	205.0	177.4	(32.7)	(75.0)	0.1	11.0
Marine eliminations	(36.4)	(29.8)	—	—	—	—
Total Marine	528.2	487.4	(25.7)	(80.4)	2.9	17.4

Fitness	180.0	162.0	28.3	24.4	—	0.1
Bowling & Billiards	80.9	79.5	4.1	1.4	1.6	1.2
Eliminations	—	(0.1)	—	—	—	—
Pension - non-service costs	—	—	(7.6)	(9.4)	—	—
Corporate/Other	—	—	(17.2)	(10.7)	—	(0.2)
Total	$789.1	$728.8	$(18.1)	$(74.7)	$4.5	$18.5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: April 19, 2012	By:	/s/ALAN L. LOWE
Alan L. Lowe
Vice President and Controller